EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Johnson, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Blue Sky Petroleum Inc. for the period ended January 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Sky Petroleum Inc.

/s/ Michael J. Johnson
Dated: April 29, 2014	Michael J. Johnson
President, Secretary, Chief Executive Officer, Chief Financial
Officer, Treasurer and Director
(Principal Executive Officer)
Blue Sky Petroleum Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Blue Sky Petroleum Inc. and will be retained by Blue Sky Petroleum Inc. and furnished to the Securities and Exchange Commission or its staff upon request.